Exhibit 10.12
WAIVER OF PROVISIONS OF THE
CONFLICTS POLICIES AND PROCEDURES OF THE
THIRD AMENDED AND RESTATED
ADMINISTRATIVE SERVICES AGREEMENT
     Effective as of February 13, 2006, each of the undersigned hereby waive the provisions of the Conflicts Policies and Procedures to the Third Amended and Restated Administrative Services Agreement dated August 15, 2005, to the extent that they prohibit or restrict (i) a majority of the members of the boards of directors any of Texas Eastern Products Pipeline Company, LLC, EPE Holdings, LLC and Enterprise Products GP, LLC (the “Affected Entities”) being non-independent directors or (ii) any person from serving as a director of more than one of the boards of directors of the Affected Entities, with respect to the election, whether prior to, on or after the date hereof, as a director of, and/or a member (including a chairman) of a committee of the boards of directors of, more than one of the Affected Entities, of Richard S. Snell, Dan L. Duncan, Robert G. Phillips, Michael A. Creel, W. Randall Fowler and/or Richard H. Bachmann.

     IN WITNESS WHEREOF, the undersigned have caused this waiver to be duly executed by their respective authorized officers as of February 24, 2006, to be effective as of February 13, 2006.

EPCO, INC. (formerly known as Enterprise Products Company, a Texas corporation)

By:	/s/ Richard H. Bachmann Richard H. Bachmann Executive Vice President and Chief Legal Officer

ENTERPRISE GP HOLDINGS L.P.

EPE HOLDINGS, LLC, Individually and as Sole General Partner of Enterprise GP Holdings L.P.

By:	/s/ W. Randall Fowler W. Randall Fowler Senior Vice President and Chief Financial Officer

ENTERPRISE PRODUCTS PARTNERS L.P.

ENTERPRISE PRODUCTS OPERATING L.P.

ENTERPRISE PRODUCTS GP, LLC, Individually and as Sole General Partner of Enterprise Products Partners L.P., and

ENTERPRISE PRODUCTS OLPGP, INC., Individually and as Sole General Partner of Enterprise Products Operating L.P.

By:	/s/ W. Randall Fowler W. Randall Fowler Senior Vice President and Treasurer

TEPPCO PARTNERS, L.P.

TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC, Individually and as Sole General Partner of TEPPCO Partners, L.P.

By:	/s/ William G. Manias
William G. Manias Vice President and Chief Financial Officer

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP

TEPPCO MIDSTREAM COMPANIES, L.P.

TCTM, L.P.

TEPPCO GP, Inc., Individually and as Sole General Partner of TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P. and TCTM, L.P.

By:	/s/ William G. Manias
William G. Manias Vice President and Chief Financial Officer

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